UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

As disclosed previously in the Current Report on Form 8-K of Alexza Pharmaceuticals, Inc. (the “Company”) filed on July 23, 2012, the Company entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Azimuth Opportunity, L.P. (“Azimuth”) pursuant to which the Company may, from time to time and subject to the terms and limitations set forth in the Purchase Agreement, sell to Azimuth shares of the Company’s common stock (“Common Stock”). On May 24, 2013, the Company expects to settle with Azimuth on the purchase of 1,437,481 shares of Common Stock under the Purchase Agreement at an aggregate purchase price of approximately $6.4 million. The Company will receive estimated net proceeds from the sale of these shares of approximately $6.3 million after deducting estimated offering expenses. In connection with this sale of Common Stock, the Company is filing, as Exhibit 5.1 hereto, an opinion of the Company’s counsel, Cooley LLP.

The foregoing description is qualified in its entirety by reference to the Purchase Agreement, which was filed as an exhibit to the Company’s Current Report on Form 8-K filed on July 23, 2012, and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the expected settlement of the sale and purchase of Common Stock described herein and the Company’s receipt of net proceeds therefrom. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Purchase Agreement and Azimuth’s compliance with its obligations to purchase the shares of Common Stock. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s other filings with the Securities and Exchange Commission. These forward-looking statements represent the Company’s judgment as of the time of the filing of this Form 8-K. The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

5.1	Opinion of Cooley LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXZA PHARMACEUTICALS, INC.

Date: May 23, 2013
	By:	/s/ Mark K. Oki
Mark K. Oki Senior Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

5.1	Opinion of Cooley LLP.